[LOGO] THE GABELLI
                                  UTILITY TRUST

                               [GRAPHIC OMITTED]

Initial Report
September 30, 1999

                               [LOGO] THE GABELLI
                                      UTILITY TRUST

      Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

Investment Objective:

The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital and income. The Fund will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Fund will invest in companies in telecommunications services or infrastructure operations.

                    This report is printed on recycled paper.
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                                                                 [PHOTO OMITTED]

                                                            [LOGO] THE GABELLI
                                                                   UTILITY TRUST
To Our Shareholders,

      In this, our initial report to shareholders, we would like to thank you for the confidence you have expressed in our investing abilities. The Gabelli Utility Trust (the "Utility Trust") commenced operations on July 9, 1999, as a spin-off from the Gabelli Equity Trust, with an initial net asset value of $7.50. The Equity Trust common stock shareholders received one share of the Utility Trust for every ten Equity Trust common shares owned. The Utility Trust began trading on the New York Stock Exchange on a when-issued basis at $7.50 per share on June 29, 1999 under the symbol GUT. It started trading on the NYSE on a regular way basis on July 12, 1999, with a closing price on that day of $9.8125.

Investment Performance

      From the Fund's inception on July 9, 1999 through September 30, 1999, The Gabelli Utility Trust's net asset value total return was 0.13%. For the quarter, the S&P Utility Index declined by 4.78% and the Lipper Utility Fund Average was down 3.40%. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance and the Lipper Average reflects the average performance of open-end mutual funds classified in this particular category.

      The Utility Trust's common shares ended the third quarter at $8.375 per share on the New York Stock Exchange, up 11.67% for the quarter.

Second Offering

      During the quarter, the Utility Trust issued 301,819 shares in a second offering. As a result, the Trust increased its net assets by an additional $2,262,711.

Our Approach

      Our first spin-off from The Gabelli Equity Trust was in 1994 when we created The Gabelli Global Multimedia Trust. Our belief that telecommunications and entertainment stocks would benefit through globalization proved correct and that fund has provided excellent returns for investors.

      Our targets today include a bucket full of B's: banks, brokers, broadcasters, Bell operating companies and BTU (utilities) companies. We believe a portfolio of utility stocks composed of water, gas and electric companies will be another area of opportunity and profit for our shareholders. We therefore look forward to the changes that utilities face, giving us the opportunity to invest in an established industry with a catalyst deregulation - that will lead to higher valuations. This is a field we are comfortable playing on with our investment methodology, and we believe our shareholders in The Gabelli Utility Trust will be rewarded.

Monthly Distributions

      The Gabelli Utility Trust set an initial $.05 per share monthly distribution policy for October, November and December 1999. The Board of Trustees will set the monthly distribution policy for the year 2000.

What We Do

                                [GRAPHIC OMITTED]

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will describe the boring value approach that has seen us through both good and bad for over 22 years at Gabelli Asset Management Company. The accompanying graphic illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA), minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity-enhancing goods and services.

COMMENTARY

Deregulation Means Competition

      The utility industry is changing. Deregulation is creating a new set of dynamics, reshaping the utility landscape. Utility companies will now face new challenges to increase their regional clout, bolster profitability, and provide superior service at economical rates.

      New efficiencies will be needed to meet the demands of a changing marketplace. Both the industry and the consumer will be beneficiaries as utility companies try to achieve the critical mass they will need to compete. For investors, this process presents opportunity. Our objective will be to find those companies that will benefit from this process.

Utility Evolution

      Back in the 1950s, utilities were growth monopolies and could pass on their costs to their customers. This was a good deal for the utility companies. Earnings grew, dividends rose and customers enjoyed lower rates.

      Things began to change in the 1960s, as a growing awareness of environmental problems took hold in the U.S. Pollution control required capital investment, making utilities and their customers responsible for the costs. Rising oil prices during the 1970s, coupled with the Three Mile Island nuclear plant disaster, meant that "the good old days" of cheap power and few worries were over. The world had changed and utilities would need to change along with it.

      Change would not be easy however, as the industry was mired in regulation. The system itself needed to be revamped. The solution that evolved in the 1990s was to free industrial, commercial and residential end-users by allowing them to select their power supplier in a competitive marketplace. Instead of regulation, competition would create needed innovation. Just as consumers could choose their own long-distance telephone provider, they could now choose an electric company. Competition was to be created over time, forcing companies to run more efficiently and cut costs.

Size Matters

      The utility industry is capital intensive, requiring a large customer base to spread fixed costs. Opening the industry up to new players forces efficiencies and economies of scale to take place. As a result, we will next see a few regional utilities grow to national utilities...and from there to international utilities. The expansion of geographic reach will necessitate strategic alliances, mergers and acquisitions.

      This is happening already. Since June 1, there have been about 20 utilities transactions in the U.S. alone. This consolidation gives rise to larger entities that will now compete on a wider scale.

      Recently, two electric utilities announced they would merge - Peco Energy of Philadelphia and Unicom, based in Chicago. A New York Times article published October 24, 1999 quoted Unicom's chairman Mr. John Rowe as "...trying to create a new kind of utility, one that will emerge out of an era of sweeping deregulation and restructuring to sell and distribute power across the country." The article quoted Mr. Rowe, saying "We're designed to go national...Everyone's for sale, and the question is: How do you get enough scale to be a survivor in the energy and distribution business?"

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cilcorp Inc. (CER - $64.8125 - NYSE), an Illinois utility company, agreed to be acquired by AES Corp. (AES - $59.00 - NYSE) for $1.3 billion in cash and assumed debt, as the largest U.S. power-plant developer expands into the growing Midwest electricity market. The offer is valued at $65 per share. The acquisition is expected to be completed by mid-November. Illinois's electric deregulation law, which took effect last August, will make it easier for AES to improve Cilcorp's returns. AES was attracted to CER because it is the lowest cost electricity producer in Illinois and has been more willing to embrace competition than many other utilities. Central Illinois Light, Cilcorp's main subsidiary, sells power and natural gas to about 250,000 electric utility customers in the central part of the state.

CommNet Cellular Inc. (CELS - $31.3125 - Nasdaq), a cellular carrier controlled by the Blackstone Group, serves rural markets in Colorado, Montana, North & South Dakota, Utah and Wyoming. In July 1999, Vodafone AirTouch announced its intent to acquire CommNet for $1.4 billion in cash.

Eastern Utilities Associates (EUA - $29.875 - NYSE) will be merging with New England Electric System (NES - $51.875 - NYSE). Together, the companies will provide electric transmission and distribution for about 1.6 million customers in 228 communities throughout Massachusetts, Rhode Island and New England. This deal illustrates the trends of regional consolidation and international interests. New England Electric System is a wholly owned subsidiary of National Grid Group plc (NGG - 420.25 pence - London) based in Coventry, England. National Grid Group plc is the largest privately owned electric transmission company in the world.

E'town Corp. (ETW - $49.625 - NYSE) is the seventh largest investor-owned water utility in the U.S. (based on gallons of water pumped annually). The parent company, Elizabethtown Water Corp., serves 54 municipalities in 8 central New Jersey counties. An E'town subsidiary, Applied Water Management Inc., designs, owns, builds and operates water and wastewater treatment facilities. This division, as well as cost cutting measures within E'town itself, should provide growth opportunities for E'town. The company is selling at a multiple of book value that is below recently announced water deals.

Florida Progress Corp. (FPC - $46.25 - NYSE) is a diversified electric utility holding company that was recently acquired by Carolina Power & Light Co. (CPL - $35.375 - NYSE). Florida Progress's main holding is Florida Power Corp., the state's second largest electric utility. Florida's growing population and economy should continue to increase the demands for power from residential and commercial users. Combined with Carolina Power & Light it creates the nation's ninth largest energy utility, creating synergies to effectively compete in the rapidly growing Southeast region.

SCANA Corp. (SCG - $24.1875 - NYSE) is currently languishing in the investment doghouse. Earlier in 1999 SCANA, the parent of South Carolina Electric & Gas, agreed to buy Public Service of North Carolina at a big premium, at the same time sharply reducing its own dividend rate. SCANA also entered the deregulated natural gas supply market in Georgia, and is incurring heavy startup losses that have caused the company to disappoint relative to investor expectations. Investor concerns about the company's strategy and performance have been largely ignored by the company's management, which is understandably held in low regard by utility investors. Utility investors are ignoring the company's highly successful telecommunications investments; we value them at roughly $10 per SCANA share pretax. The largest component of the telecom portfolio is nearly 10 million shares of Powertel, a southeastern wireless personal communications services (PCS) carrier providing mobile telephone services. Powertel has three peer companies, VoiceStream, Aerial and Omnipoint. Voicestream is in the process of buying Aerial and Omnipoint, and may buy Powertel to complete its nationwide footprint. This could provide the catalyst to change investors negative perception of SCANA.

Southwest Gas Corp. (SWX - $26.9375 - NYSE) is a natural gas provider, buying, transporting and distributing gas in Arizona, Nevada and California. Population growth in these areas has been dynamic and has contributed to the company's ability to consistently add new customers. Projected demographics continue to be favorable, especially in Phoenix and Las Vegas. Southwest's potential hasn't gone unnoticed by its peers, including Oneok Inc., (OKE - $30.3125 - NYSE) an Oklahoma and Kansas gas distributor that has recently made a $30 per share cash bid for Southwest Gas.

Unisource Energy Corp. (UNS - $12.00 - NYSE) is a small and struggling electric utility serving Tucson. Following a series of disastrous miscues by prior management in the 1980s, the company was left with a terribly weak balance sheet and the highest rates of any non-nuclear utility in the U.S. New management worked hard to repair the damage, and their efforts are beginning to bear fruit. Earnings should improve dramatically next year, as should the balance sheet, and we expect the company to reinstate its long-omitted dividend fairly soon.

United Water Resources Inc. (UWR - $32.625 - NYSE) was recently acquired for $35 per share cash by Suez Lyonnaise des Eaux (LY - 152.0 euros - Paris Bourse), a Paris-based, worldwide leader in water and wastewater service. This international deal illustrates the consolidation and globalization of an essential utility. United Water was the second largest investor-owned water company in the United States. United Water, which began its operations in New Jersey, has since expanded into 12 states and now serves over 7.5 million people. The company performs a wide range of water related services. With this acquisition, Suez Lyonnaise des Eaux establishes a strong presence in the important and growing U.S. market and sets a precedent in evolving into a powerful, international utility company.

Wicor Inc. (WIC - $29.065 - NYSE), headquartered in Milwaukee, is a diversified holding company whose subsidiaries provide natural gas distribution and manufacture pumps and fluid processing equipment, including filtration equipment. Wicor is the parent of Wisconsin Gas Company, which is the state's largest gas utility serving about 530,000 customers. In June, Wicor agreed to be acquired by Wisconsin Energy Corporation (WEC - $23.438 - NYSE) for approximately $1.275 billion plus the assumption of $230 million of Wicor debt. The combined companies will serve over one million electric customers in Wisconsin and Michigan's Upper Peninsula and serve more than 920,000 gas customers.

Daily NAVs Distributed by Nasdaq

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Nasdaq is also disseminating the daily per share net asset values (NAV's) for the Gabelli Utility Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGUTX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      We have created The Gabelli Utility Trust believing that consolidation in the utility industry will continue into the next millennium. We seek to take advantage of this trend by building positions in a portfolio of utility stocks that represent attractive candidates for acquisition. We are confident that utility companies will continue to be sought out and provide an attractive investment opportunity for our shareholders.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli
                                   President and Chief Investment Officer

October 25, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1999
                               ------------------
Cilcorp Inc.                                        Eastern Utilities Associates
United Water Resources Inc.                         Southwest Gas Corp.
CommNet Cellular Inc.                               Wicor Inc.
CenturyTel Inc.                                     Yankee Energy Systems Inc.
Aquarion Co.                                        Eastern Enterprises
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions. *6

                            THE GABELLI UTILITY TRUST

                            PORTFOLIO OF INVESTMENTS
                         September 30, 1999 (Unaudited)

                                                           Market
     Shares                                                Value
     ------                                                -----

              COMMON STOCKS -- 60.4%

              Agriculture -- 0.0%
      2,000   Cadiz Inc.+ ............................   $    19,125
                                                         -----------
              Energy and Utilities: Electric -- 20.4%
     30,000   Bangor Hydro-Electric Co. ..............       495,000
     75,000   Cilcorp Inc. ...........................     4,860,938
      5,000   Cleco Corp. ............................       162,188
     15,000   CMP Group Inc. .........................       395,625
     24,000   Conectiv, Inc. .........................       471,000
     55,000   DPL Inc. ...............................       969,375
     94,000   Eastern Utilities Associates ...........     2,808,250
     51,500   El Paso Electric Co. ...................       463,500
     40,000   Florida Progress Corp. .................     1,850,000
     10,000   FPL Group Inc. .........................       503,750
     12,000   Illinova Corp. .........................       336,750
     25,000   IPALCO Enterprises Inc. ................       485,937
     13,600   Maine Public Service Co. ...............       244,800
     10,000   Niagara Mohawk Holdings Inc.+ ..........       154,375
     25,000   SCANA Corp. ............................       604,688
     11,000   TECO Energy Inc. .......................       232,375
      5,000   TNP Enterprises Inc. ...................       194,686
     20,000   Unisource Energy Corp.+ ................       236,250
     20,000   United Illuminating Co. ................       967,500
                                                         -----------
                                                          16,436,987
                                                         -----------
              Energy and Utilities:  Natural Gas -- 18.8%
     40,000   AGL Resources Inc. .....................       650,000
     18,500   Berkshire Energy Resources .............       474,063
     16,500   Columbia Energy Group ..................       913,688
      7,500   CTG Resources Inc. .....................       265,313
     18,000   Delta Natural Gas Co. Inc. .............       263,250
     40,985   Eastern Enterprises ....................     1,903,241
     35,000   EnergyNorth Inc. .......................     1,452,500
     10,000   Fall River Gas Co. .....................       209,375
      1,500   National Fuel Gas Co. ..................        70,781
     10,000   Nicor Inc. .............................       371,875
     16,000   Peoples Energy Corp. ...................       563,000
     10,000   Piedmont Natural Gas Co. Inc. ..........       303,125
     20,000   Providence Energy Corp. ................       555,000
     25,000   SEMCO Energy Inc. ......................       348,438
     99,900   Southwest Gas Corp. ....................     2,691,054
     75,000   WICOR Inc. .............................     2,179,688
     45,000   Yankee Energy System Inc. ..............     1,920,938
                                                         -----------
                                                          15,135,329
                                                         -----------

              Energy and Utilities:  Integrated -- 1.9%
      4,000   Central Hudson Gas & Electric Corp. ....       157,500
     30,000   Citizens Utilities Co., Cl. B ..........       339,375
      6,000   Florida Public Utilities Co. ...........       110,250
      5,000   LG&E Energy Corp. ......................       106,250
      4,000   MCN Energy Group Inc. ..................   $    68,750
      1,477   NSTAR ..................................        57,217
     20,000   RGS Energy Group Inc. ..................       490,000
      2,000   SIGCORP Inc. ...........................        51,000
      5,000   WPS Resources Corp. ....................       140,313
                                                         -----------
                                                           1,520,655
                                                         -----------
              Energy and Utilities: Water -- 11.5%
     80,000   Aquarion Co. ...........................     2,870,000
     11,000   Artesian Resources Corp., Cl. A ........       275,000
     11,500   Azurix Corp.+ ..........................       197,656
     12,000   California Water Service Group .........       328,500
      8,500   Connecticut Water Service Inc. .........       250,750
      3,500   Dominguez Services Corp. ...............        98,219
     25,000   E'town Corp. ...........................     1,240,625
      8,000   Middlesex Water Co. ....................       241,000
      4,000   Pennichuck Corp. .......................        97,000
      4,200   SJW Corp. ..............................       379,575
      2,000   Southwest Water Co. ....................        40,750
    100,000   United Water Resources Inc. ............     3,262,500
                                                         -----------
                                                           9,281,575
                                                         -----------
              Telecommunications -- 0.2%
      2,000   AT&T Canada Corp., Cl. B+ ..............       125,625
                                                         -----------
              Wireless Communications -- 7.6%
     75,000   CenturyTel Inc. ........................     3,046,875
     99,000   CommNet Cellular Inc.+ .................     3,099,937
                                                         -----------
                                                           6,146,812
                                                         -----------
              TOTAL COMMON STOCKS ....................    48,666,108
                                                         -----------
              PREFERRED STOCKS -- 0.1%
              Energy and Utilities: Integrated -- 0.1%
      1,500   Citizens Utilities Co.,
                Conv. Pfd., (EPPICS) 5.00% ...........        74,625
                                                          ----------
 Principal
  Amount
  -------
               U.S. GOVERNMENT OBLIGATIONS-- 39.1%
$ 31,784,000   U.S. Treasury Bills,
                  4.56%, 12/02/99++...................    31,531,953
                                                         -----------
               TOTAL INVESTMENTS -- 99.6%
                 (Cost $80,759,240)...................    80,272,686
               OTHER ASSETS AND
                  LIABILITIES (NET)-- 0.4%............       330,414
                                                         -----------
               NET ASSETS -- 100.0%
                 (10,727,015 shares outstanding)         $80,603,100
                                                        ============
               NET ASSET VALUE........................         $7.51
                                                               =====
------------
+   Non-income producing security.
++  Represents annualized yield at date of purchase.

                        AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan
      It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                    c/o State Street Bank and Trust Company
                                 P.O. Box 8200
                             Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 1st or 15th of the month. Funds not received at least five days before the investment date shall be held for investment on the following investment date. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

                             DIRECTORS AND OFFICERS

                            THE GABELLI Utility TRUST
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman and Chief Investment Officer
  Gabelli Asset Management Inc.

Dr. Thomas E. Bratter
  President, John Dewey Academy

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

Anthony J. Colavita
  Attorney-at-Law
  Anthony J. Colavita, P.C.

James P. Conn
  Former Managing Director and Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Vincent D. Enright
  Former Senior Vice President and
  Chief Financial Officer
  KeySpan Energy Corp.

Frank J. Fahrenkopf, Jr.
  President and Chief Executive Officer,
  American Gaming Association

John D. Gabelli
  Senior Vice President
  Gabelli & Company, Inc.

Karl Otto Pohl
  Former President
  Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman,
  The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

James E. McKee
  Secretary

David I. Schachter
  Vice President  & Ombudsman

Investment Advisor
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

Custodian
Boston Safe Deposit and Trust Company

Counsel
Skadden, Arps, Slate, Mengher & Flom

Transfer Agent and Registrar
State Street Bank and Trust Company

Stock Exchange Listing
                                                  Common
                                                  ------
NYSE-Symbol:                                        GUT
Shares Outstanding:                             10,727,015

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

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For general information about the Gabelli Funds, call 1-800-GABELLI
(1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com

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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase shares of its common stock in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.

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

THE GABELLI UTILITY TRUST
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
http://www.gabelli.com

                                                              Initial Report
                                                              September 30, 1999

                                                                     GBFUF 09/99